TRANSAMERICA FUNDS

Transamerica Stock Index

Supplement to the Currently Effective Class R, R4 and I3 Prospectus, Summary

Prospectus and Statement of Additional Information

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Class R and R4 shares of the fund are now available for purchase.

The following replaces in its entirety the information in the Prospectus and Summary Prospectus under the heading “Performance”:

Performance: The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows how the fund’s average annual total returns for different periods compare to the returns of a broad measure of market performance.

The fund acquired the assets and assumed the liabilities of two Transamerica Partners funds, including Transamerica Partners Institutional Stock Index (the “predecessor fund”), on April 21, 2017, and the predecessor fund is the accounting and performance survivor of the reorganizations. This means that the predecessor fund’s financial and performance history became the financial and performance history of the fund. In the reorganization of the predecessor fund, former shareholders of the predecessor fund received Class R4 shares of the fund. The performance of Class R4 shares includes the performance of the predecessor fund prior to the reorganizations, and has not been restated to reflect the estimated annual operating expenses of Class R4 shares.

The past performance shown below is for Class R4 shares. Although Class R shares would have similar annual returns as Class R4 shares because the classes are invested in the same portfolio of securities, the returns for Class R shares will differ from Class R4 shares to the extent that the classes have different expenses. Performance information for Class R shares will be included in a future prospectus after the class has been in operation for one calendar year.

Absent any limitation of the fund’s expenses, total returns would be lower.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888-233-4339.

Annual Total Returns (calendar years ended December 31) – Class R4

	Quarter Ended	Return
Best Quarter:	6/30/2009	16.03%
Worst:	12/31/2008	-21.99%

Average Annual Total Returns (periods ended December 31, 2016) – Class R4

	1 Year	5 Years	10 Years	Inception Date
Transamerica Stock Index Fund	11.66%	14.34%	6.68%	09/11/2000

S&P 500® (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

The following sentence in the “Purchase and Sale of Fund Shares” section of the Prospectus and Summary Prospectus is deleted:

The fund is not currently available for investment.

The following supplements and supersedes information in the Prospectus under the heading “Financial Highlights”:

Financial highlights for Transamerica Stock Index are based on the historical financial highlights of Transamerica Partners Institutional Stock Index (the “predecessor fund”). For the periods shown below, the information is that of the predecessor fund. The information is derived from the predecessor fund’s financial statements, audited by Ernst &Young LLP, an Independent Registered Public Accounting firm, whose report, along with the predecessor fund’s financial statements, are included in the December 31, 2016 Annual Report to Shareholders, which is available to you upon request.

	Transamerica Stock Index – Class R4
For a share outstanding during the years indicated:	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013	December 31, 2012
Net asset value, beginning of year	$13.67		$13.77	$12.36	$9.53	$8.44

Investment operations:(A)
Net investment income (loss)(B)	0.26	(C)	0.24	0.22	0.20	0.19
Net realized and unrealized gain (loss)	1.32		(0.10)	1.42	2.83	1.13

Total investment operations	1.58		0.14	1.64	3.03	1.32

Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.24)	(0.23)	(0.20)	(0.23)

Net asset value, end of year	$14.96		$13.67	$13.77	$12.36	$9.53

Total return(D)	11.66%		1.08%	13.33%	32.06%	15.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$561,089		$707,281	$888,044	$1,011,521	$914,519

Expenses to average net assets(A)
Excluding waiver and/or reimbursement	0.42%		0.42%	0.38%	0.38%	0.40%
Including waiver and/or reimbursement(E)	0.29	%(C),(F)	0.30%	0.30%	0.30%	0.30%
Net investment income (loss) to average net assets(A)	1.86	%(C)	1.73%	1.72%	1.80%	2.03%
Portfolio turnover rate of MP	4%		2%	3%	2%	10%

(A)	The per share amounts and percentages include the Fund’s proportionate share of income and expenses of the Master Portfolio (“MP”).
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the Fund. The Expenses to average net assets including waiver and/or reimbursement, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Fund.
(D)	Total return reflects Fund expenses and includes reinvestment of dividends and capital gains.
(E)	Includes reimbursement or waiver of fees at the underlying MP level.
(F)	Includes reorganization expenses incurred outside the Fund’s operating expense limit. Please reference the Organization section of the Notes to Financial Statements for more information regarding the reorganization.

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Investors Should Retain this Supplement for Future Reference

April 21, 2017